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                                  AMSOUTH FUNDS

                        SUPPLEMENT DATED FEBRUARY 8, 2002
                   TO THE PROSPECTUSES DATED DECEMBER 1, 2001

            THIS SUPPLEMENT PROVIDES UPDATED INFORMATION AS FOLLOWS:

TRUST SHARES PROSPECTUS AND MONEY MARKET FUNDS PROSPECTUS

     Under the sections entitled "Shareholder Information -- Pricing of Fund Shares - Money Market Funds" on page 115 of the Trust Shares prospectus and "Shareholder Information - Pricing of Fund Shares" on page 27 of the Money Market Funds prospectus, the second sentence of the first paragraph has been deleted and replaced in its entirety with the following:

     The NAV for the Prime Money Market Fund, the U.S. Treasury Money Market Fund and the Treasury Reserve Money Market Fund is determined at 2:00 p.m. Eastern time and at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open.

     Also, the following information is added to the end of these same sections as follows:

     For the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Treasury Reserve Money Market Fund, and the Institutional Prime Obligations Money Market Fund, orders received prior to 2:00 p.m. Eastern time will earn dividends that business day. Orders received after 2:00 p.m. Eastern time but before the close of regular trading on the New York Stock Exchange will earn dividends on the following business day.

     For the Tax-Exempt Money Market Fund orders received prior to 12:00 p.m. Eastern time will earn dividends that business day. Orders received after 12:00 p.m. Eastern time but before the close of regular trading on the New York Stock Exchange will earn dividends on the following business day.


CLASS A SHARES AND CLASS B SHARES PROSPECTUS

     All Funds may now engage in securities lending - a management technique intended to generate additional revenue for a fund without changing the fundamental risk characteristics of that fund's portfolio. Further information, including information on risks, is contained in the Prospectus and the Statement of Additional Information.


SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.